EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flight Safety Technologies, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the three month period ending November 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, David D. Cryer, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

January 14, 2005	By:

David D. Cryer Its Chief Financial Officer